{Letterhead}

NICHOLAS FUND, INC.
                                                        February 2, 1998


Report to Fellow Shareholders:

        This past calendar year was an excellent year for Nicholas Fund. Total return to shareholders was 37.01% with distributions reinvested. This compares with 33.35% for the S&P 500 and 22.36% for the Russell 2000, two indexes we feel most closely reflect the type of stocks owned by Nicholas Fund. Bank, finance, insurance and health care equities were our best performers. As is our custom, we are fully invested with 2.9% in cash.

        Low inflation and declining interest rates have provided a friendly environment for common stock investment. Investor confidence is still at high levels. At this point, the economy, while operating at a high level, seems to be leveling off. Corporate earnings are starting to show signs of weariness. Equity valuations are "full" in our view, making us more cautious as the new year begins. Specifically, on average, stocks are selling at well over 20 times 1998 estimated earnings with yields around 1.6%. These are extremely high valuation figures. Nicholas Fund has had three wonderful years in a row; +35.40% in 1995, +19.78% in 1996 and +37.01% in 1997. It doesn't seem reasonable or logical to expect that prospects for 1998 can match the "above-trend" results of the last three years. In the long run, stock prices will not continually outstrip earnings gains.

        Long-term performance of the Fund is shown below for time periods ended December 31, 1997.

                                                           Average Annual Total Return*
                                               ________________________________________________________
                                                                                          July 14, 1969**
                                               1 year    5 years     10 years    15 years    28.5 years
                                               ______    _______     ________    ________    __________
Nicholas Fund (Distributions Reinvested)      +37.01%    +17.98%     +17.73%     +16.62%      +14.34%
Standard & Poor's 500 (Dividends Reinvested)  +33.35%    +20.25%     +18.04%     +17.51%      +12.57%
Russell 2000 (Dividends Reinvested)           +22.36%    +16.41%     +15.76%     +13.33%       N/A
Consumer Price Index                           +1.70%     +2.60%      +3.42%      +3.42%       +5.36%
Ending Value of $10,000 invested in
  Nicholas Fund (Distributions Reinvested)    $13,701    $22,862     $51,135    $100,307     $453,653

*       Total returns are historical and include change in share price  and
        reinvestment  of  dividends  and capital gain distributions.   Past
        performance is no guarantee of future results.

**      Date of initial public offering.  Starting time period for Standard
        & Poor's 500 and the Consumer Price Index was June 30, 1969.

        Management hopes to build on the solid foundation of the past few years via intense research, competent stock selection, larger positions in favored stocks and patience. Please keep in mind that Nicholas Company is consistantly attempting to achieve reasonable returns in a low risk, conservative manner. Thank you for being part of the Nicholas Fund.

        Sincerely,

        /S/ Albert O. Nicholas  /S/ David O. Nicholas
        ----------------------  ---------------------
        Albert O. Nicholas      David O. Nicholas
        Co-Portfolio Manager    Co-Portfolio Manager


700 North Water Street - Milwaukee, Wisconsin - 53202-4276
         800-227-5987 - 414-272-6133

Nicholas Fund, Inc.
December 31, 1997

NET ASSETS:  $5,257.1 Million
NUMBER OF HOLDINGS:  83
INCEPTION DATE:  7/14/69
TICKER SYMBOL:  NICSX
P/E:  27.0 (latest 12 months)
MEDIAN MARKET
 CAPITALIZATION ($Mil):  7,655
TURNOVER RATE:  16.65%
EXPENSE RATIO:  0.72%

Top Ten Holdings
December 31, 1997

                        Percentage
Name                  of Net Assets
_____                 _____________
Mercury General
  Corporation           5.30%
Fannie Mae              4.88%
Freddie Mac             4.80%
Marshall & Ilsley
  Corporation           3.95%
Travelers Group, Inc.   3.33%
SunAmerica, Inc.        2.68%
Berkshire Hathaway,
Inc.                    2.28%
Fifth Third Bancorp     2.25%
Wallace Computer
  Services Inc.         2.10%
General Motors
  Corporation -
  Class H               2.06%
                       ______
                       33.63%
                       ______
                       ______

Equity Sector Weightings
December 31, 1997

Staples         2.0%
Durables        2.6%
Technology      4.7%
Services        8.7%
Retail         11.4%
Cyclicals      13.3%
Health         15.8%
Financials     41.5%

Historical Record (Unaudited)

                                                          Dollar
                        Net                              Weighted        Growth of an
                        Asset Value     Distributions   Price/Earnings  Initial $10,000
                        Per Share       Per Share         Ratio**       Investment***
                        __________      ___________     ____________    _____________
July 14, 1969*          $  6.59                                          $  10,000
March 31, 1987            39.94           $1.0690          16.3            102,386
March 31, 1988            32.15            5.8740          14.1             98,557
March 31, 1989            35.27            1.4760          13.2            113,155
March 31, 1990            37.72            1.9780          14.9            127,360
March 31, 1991            42.99            1.0150          16.9            149,179
March 31, 1992            49.68            1.5030          19.4            178,015
March 31, 1993            52.91            2.7210          18.5            200,098
March 31, 1994            51.10            1.8645          16.7            200,182
March 31, 1995            52.22            4.0240          17.2            221,970
March 31, 1996            63.81            4.6595          21.0            293,836
March 31, 1997            67.11            5.7345          21.7            336,973
December 31, 1997         83.80            6.1618 (a)      27.0            453,653

*       Date of Initial Public Offering                 (a)     Paid May 21, 1997 to
**      Based on latest 12 months accomplished earnings         shareholders of
***     Assuming reinvestment of all distributions              record May 15, 1997
        Range in quarter end price/earnings                     and December 31, 1997
        ratios since December 31, 1974                          to shareholders of record
                                                                December 26, 1997.
    High              Low
______________    ____________
12/31/97  27.0    3/31/82  8.3